Investor presentation September 2004

Disclaimer This presentation is not an offer to sell or solicitation of an offer to buy any shares of our common stock in any circumstances under which any such offer or solicitation is unlawful. You should not assume that the information in this presentation or any supplement is accurate as of any date other than the date in front of those documents You may rely only on the information incorporated by reference or contained in our prospectus filed with the US Securities and Exchange Commission. We have not authorized anyone else to provide you with different information. You may request a copy of the prospectus at no cost, by writing or telephoning us at the following address: Golden Telecom, Inc. 2831 29th Street, NW Washington, DC 20008 USA Telephone: (202) 332-5997

Russia's corporate incumbent Since 1991, the largest independent provider of fixed-line telecom services in Russia and the CIS and Russia's largest Internet Service Provider (ISP) Approximately 36% market share of Moscow alternative operator market and 22% in all Russia US registered, publicly traded on NASDAQ since 1999 Market cap. US$1.1 billion (September 24, 2004) Recent acquisitions include: Comincom/Combellga, Sibchallenge, Samara- Telecom, WestBalt Telecom, Buzton, Committed and complementary strategic partners - Telenor, Alfa Group and Rostelecom Golden Telecom share price performance

Shareholder structure Source: SEC filings Date: September 3, 2004

0 20 40 60 80 100 120 140 (US$m) 1999 2001 2002 2003 2004 2000 A successful alternative operator IPO Acquisition of Agama Holdings Acquisition of Cityline, Uralrelcom, ADS (Nizhny Novgorod) Alfa acquires 48% stake New CEO and CFO Acquisition of Sovintel First profitable quarter (1Q 2002) Acquisition of Sibchallenge (Krasnoyarsk) Acquisition of Comincom/ Combellga Acquisition of Samara-Telecom First dividend paid Golden Telecom quarterly revenues Appointment of new COO Acquisition of WestBalt Telecom (Kaliningrad) Acquisition of Buzton (Uzbekistan) Appointment of new CFO

Acquisition of Comincom/Combellga Confirms Golden Telecom as Russia's leading alternative operator Complementary customer bases in Moscow 100% of Comincom acquired from Telenor in exchange for a 19.5% stake in Golden Telecom Acquisition helps us expand our metropolitan and regional networks Significant revenue and cost synergies achievable Revenues Note: * Including Comincom and Sibchallenge

Strategic shareholders Strategic shareholder since May 2001 3 Board seats (out of 10) One of the largest financial and industrial groups in Russia Partner with Telenor in VimpelCom since 2001 and in Kievstar since mid 2002 Shareholder since Sep. 2002 (Sovintel deal) 1 Board seat Also nominates one independent director Russia's monopoly long- distance carrier Our largest supplier of capacity Strategic shareholder since Dec. 2003 (Comincom deal) 2 Board seats One of the largest strategic foreign investors in the Russian telecom sector Partner with Alfa in VimpelCom since 2001 and in Kievstar since mid 2002

Golden Telecom: our strategy To be the leading facilities-based alternative voice, data and Internet services company in Russia and key markets in the CIS Pursue consolidation opportunities Increase market share by offering bundled voice and data services Extend leading position in data and Internet markets Reduce operating costs and satisfy capacity needs through network planning Focus operating activities and capex in major metropolitan areas Selective acquisitions focused on the Russian regions to improve and expand our presence Integrated telecommunications solutions and services from a one- stop shop Increasing the number of access points to satisfy growing demand for data and Internet services Owning our local exchange and customer access networks Selective investment to build fiber optic cables on high capacity routes to reduce costs and meet increases in demand Focus on cities where demand for services is most concentrated

Lines of business - 1H2004 Large enterprises SME/SOHO Other Large Enterprises 0.77 0.19 0.04 Note: 1H2004 revenues; breakdown of Sovintel Carrier and Operator clients and Business and Corporate clients only Cellular operators Domestic carriers VoIP operators ISPs Intl. carriers, voice Intl. carriers, data East 0.51 0.14 0.15 0.02 0.11 0.07

Sources of growth: regions Moscow clients expanding to the regions: Banks opening regional branches - eg Alfa, Raiffeisen Consumer goods manufacturers opening new plants - Coca Cola, Mars, TetraPak Regions will be the key Faster growth in the regions, particularly St. Petersburg and major cities in Ukraine Continue with acquisitions such as ADS in Nizhny Novgorod, Sibchallenge in Krasnoyarsk and Samara-Telecom in Samara and WestBalt Telecom in Kaliningrad In Russia, there are a further 8 cities with more than 1 million population, and 16 cities with more than 0.5 million ADS (Nizhny Novgorod) revenue growth Source: Golden Telecom Golden Telecom Ukraine revenue growth

Focus on high demand regions 1.75-3.3 million 1.2-1.75 million More than 3.3 million KAZAKHSTAN UKRAINE R U S S I A Kiev Odessa Almaty Vladivostok Khabarovsk Irkutsk Novokuznetsk Krasnoyarsk Novosibirsk Ekaterinburg St. Petersburg Ufa Arkhangelsk Kaliningrad Syktyvkar Saratov Novorossiysk Krasnodar Less than 1.2 million Pskov Moscow Nizhny Novgorod Tyumen Samara Volgograd Voronezh Orel UZBEKISTAN Tashkent

Opportunistic network development Current status Historically, capacity leased from Rostelecom/Transtelecom duopoly and satellites Inter-city channel costs are rising in Russia Opportunistic approach - selective build-out Regional expansion generates higher demand for inter-city channels We will build our own capacity where justified by current traffic Payback on fiber link to Nizhny Novgorod expected in 36 months Moscow To Stockholm STM-16 (IRU from Sonera) St. Petersburg STM-16 (IRU from Sonera) VC-3 (IRU from Transtelecom) Nizhny Novgorod Our network build-out Planned fiber link (joint project with VimpelCom) Drop offs at regional cities en route

Financial highlights EBITDA*, US$ million Operating cashflow, US$ million Consolidated revenues, US$ million Net income, US$ million Note: * See EBITDA reconciliation and definition on page 17

Margins recovered in second quarter Three months ended Operating margin 21.7% 20.3% Business and corporate services 31.0% 26.8% Carrier and operator services 18.3% 21.0% Consumer internet services -6.9% -11.1% Mobile services 44.4% 47.2% 30-Jun-03 30-Sep-03 31-Dec-03 Depreciation and amortization 13.0% 12.4% EBITDA* margin 18.2% 23.7% 17.2% 5.3% 30.0% 30-Jun-04 13.2% 31.3% 34.7% 32.7% Recent erosion drivers Incumbent price increases Integration charges Greater equipment sales Recovery drivers Increased prices Synergies from Comincom/Combellga merger Economies of scale Regional growth Increased ownership of capacity (% of revenues) 15.8% 22.8% 13.8% 9.0% 22.2% 13.1% 28.9% 31-Mar-04 15.1% 18.3% 18.7% -5.4% 28.6% 11.9% 27.0% Note: * See EBITDA reconciliation and definition on page 20

Conservative balance sheet We expect to fund capital expenditure and small acquisitions with cash flow Large acquisitions will be funded through borrowing Dividends paid for the first time in corporate history in Q1 2004 (US$0.20 per share) and are expected to be repeated in future quarters As at December 31 2000 2001 2002 2003 Cash and cash equivalents 57.9 37.4 59.6 65.2 Total assets 348.4 300.4 435.8 729.2 Total debt and capital lease obligations, including current portion 12.7 22.2 40.5 8.0 Shareholders' equity 283.2 220.8 307.5 580.2 Debt / shareholders' equity 4.5% 10.1% 13.2% 1.4% Debt / total assets 3.6% 7.4% 9.3% 1.1% US$ million As at June 30 2004 45.8 5.8 601.5 1.0% 0.7% 777.1

Disciplined capital expenditure We expect capex to remain at approximately 18% of revenue Most of our capex is last mile, and discretionary 2004 guidance: US$85-95 million Customer connection Russia 80% Ukraine 10% ROL 4% Capex breakdown 2004F IT 4% Administrative and other 2% Total 100%

Key issues Competition Incumbents, other alternatives, new entrants Barriers to entry: existing network and existing client relationships Regulation Interconnect Universal Service Fund Still waiting for key enabling legislation Universal Service Fund to start in 2005 (up to 3% of revenues) Technology Competitive threat from alternative technologies Both a threat and an opportunity - technology enhances our service offering

Summary We have become a profitable alternative operator We are currently the leading telecoms provider for Russia's business sector Growth comes from Moscow, new market segments and our regional expansion We have the track record - corporate governance, financial discipline, profitability

Appendix

EBITDA reconciliation 12 months ended 31-Dec-03 31-Dec-02 31-Dec-01 US$ million 29.8 (39.0) Net income (loss) 55.4 24.7 31.6 1.0 - Cumulative effect of a change in accounting principle - - - 28.8 (39.0) Income (loss) before cumulative effect of a change in accounting principle 55.4 24.7 31.6 (4.6) (1.9) Income taxes (17.4) (9.0) (14.5) 33.4 (37.1) Income (loss) before income taxes 72.8 33.7 46.1 2.0 8.2 Total other income (expense) 3.1 (1.0) (0.2) (0.5) (0.1) Minority interest (0.5) (0.2) (0.5) (0.7) 0.7 Interest income (expense), net (0.9) (1.0) 0.3 (1.2) (0.6) Foreign currency gain (loss) (0.2) 0.2 (0.2) 4.4 8.2 Equity in earnings of ventures 4.7 - 0.2 31.4 (45.3) Operating income (loss) 69.7 34.7 46.3 (30.0) (41.4) Depreciation and amortization (45.3) (20.9) (35.7) 115.0 61.4 (3.9) EBITDA 82.0 55.6 30-Jun-04 30-Jun-03 6 months ended Note: EBITDA is defined as operating income plus depreciation and amortization. This measure is not defined by generally accepted accounting principles (GAAP) and is a measure of a company's performance commonly used in the telecommunications industry, but should not be construed as an alternative to operating income/(loss) determined in accordance with GAAP as an indicator of operating performance or as an alternative to cash from operating activities determined in accordance with GAAP as a measure of liquidity.

Financial summary US$ million 31-Dec-00 31-Dec-01 31-Dec-02 31-Dec-03 Guidance for 12 months ended 31-Dec-04 Revenues 113.1 140.0 198.7 360.5 510-530 Access and network services (excluding depreciation and amortization) (51.0) (63.7) (91.2) (181.1) SG&A (excluding depreciation and amortization (45.4) (48.9) (46.1) (64.4) Depreciation and amortization (31.9) (41.4) (30.0) (45.3) (65-70) Income / (loss) from operations (15.2) (45.3) 31.4 69.7 105-110 Non-operating income 5.9 8.2 2.0 3.1 Provision for income taxes (1.0) (1.9) (4.6) (17.4) Net income / (loss) (10.3) (39.0) 29.8 55.4 n/a 12 months ended

Golden Telecom network

Special note regarding forward looking statements Certain statements contained in this presentation or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements. Such statements include the expected benefits of the Comincom and other acquisitions, estimates of future financial and operating performance, expectations regarding future market position, opportunities, and growth, geographical markets that we plan to enter, and effectiveness of our strategic responses. It is important to note that the company's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include our ability to consummate potential acquisitions, our ability to efficiently integrate the acquired companies, unanticipated changes in customer demand, changes in competitive product offerings, increased price competition, changes in the macroeconomic and political environment, changes in local regulatory regimes, or shifts in strategy by our partners. All forward looking statements are made as of September 24, 2004 and Golden Telecom disclaims any duty to update such statements. Additional information concerning the factors that could cause actual results to differ materially from those projected in the forward looking statements is contained in the company's annual report on Form 10K for the year ended December 31, 2003 and the Company's quarterly report on Form 10Q for the quarter ended June 30, 2004 and other filings with the U.S. Securities and Exchange Commission (SEC). Copies of these filings may be obtained by contacting Golden Telecom or the SEC. For more information contact Investor Relations: e-mail: investorrelations@gldn.net, web: www.goldentelecom.com tel.: +7-501-797-9300; fax: +7-501-797-9332